BMO FUNDS

BMO Large-Cap Value Fund

Supplement dated August 15, 2012 to Prospectus dated December 29, 2011, as previously supplemented June 12, 2012

This Supplement updates certain information in the Prospectus for the BMO Large-Cap Value Fund (the “Fund”). As previously indicated in the Supplement to the Prospectus dated June 12, 2012, the investment objective of the Fund has been amended effective August 15, 2012. Accordingly, the sentence under “Fund Summary – BMO Large-Cap Value Fund – Investment Objective” is hereby deleted and replaced with the following: “To provide capital appreciation.” Additionally, the fourth sentence of the paragraph under “Fund Summary – BMO-Large Cap Value Fund – Principal Investment Strategies” is hereby deleted.

This supplement should be retained with your Prospectus for future reference.

The date of this Supplement to the Prospectus is August 15, 2012.